UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 27, 2026
T STAMP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41252	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3017 Bolling Way NE, Floor 2, Atlanta, Georgia 30305
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (404) 806-9906
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	IDAI	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
The information set forth in Item 2.01 of this Current Report on Form 8-K with respect to the SPA is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Acquisition of Lexverify Ltd.

On February 27, 2026 (the “Closing Date”), T Stamp, Inc. (the “Company”) completed the acquisition of one hundred percent (100%) of the issued and outstanding share capital of Lexverify Ltd., a private limited company incorporated in England and Wales (“Lexverify”) pursuant to a share purchase agreement dated February 27, 2026 (the “SPA”) by and among the Company and the shareholders of Lexverify (each, a “Seller” and collectively, the “Sellers”). While limited in size, the Company believes this acquisition provides new expertise in the training and use of large language models as well as providing an additional access point to the UK market for the Company.

The aggregate purchase price for the acquisition (the “Purchase Price”) is payable entirely in shares of the Company’s Class A Common Stock, par value $0.01 per share (the “Common Stock”), with the number of shares determined based on the closing price of the Company’s Common Stock on Nasdaq on the Closing Date. The Purchase Price was structured in four tranches, consisting of: (i) an initial tranche equal to twenty-five percent (25%) of the Purchase Price (the “Completion Consideration”) to be issued on or within one business day following the Closing Date, and (ii) the remaining seventy-five percent (75%) of the Purchase Price (the “Deferred Consideration”) to be issued in three equal tranches on the dates that are 90, 180, and 270 days after the Closing Date, respectively, subject to the terms of the SPA. On the Closing Date, the Company issued shares of Common Stock to the Sellers in satisfaction of the Completion Consideration. As of the date of this Current Report on Form 8-K, shares of Common Stock remain to be issued by the Company to the Sellers to satisfy the Deferred Consideration.

If the Company fails to timely issue any portion of the consideration when due under the SPA, the Company is required to pay interest on the overdue amount at a rate of four percent (4%) per annum above LIBOR.

Pursuant to the SPA, the Company may withhold issuance of Deferred Consideration in connection with a warranty claim asserted by the Company under the SPA and may set off amounts owed by any of the Sellers against such Seller’s Deferred Consideration, in each case subject to the terms and conditions set forth in the SPA.

If a change of control of the Company occurs prior to the issuance of 100% of the Deferred Consideration, then, subject to the terms of the SPA, the Company is required to issue the remaining Deferred Consideration to the Sellers prior to such change of control.

The SPA contains customary representations, warranties, covenants, confidentiality provisions, and limitations on liability. In addition, certain Sellers who were employees, officers, or directors of Lexverify as of the Closing Date agreed for a period of twelve (12) months following the Closing Date, subject to the terms of the SPA, not to compete with Lexverify’s business as conducted at Completion and not to solicit certain customers, clients, employees, or consultants of Lexverify.

Additionally, pursuant to the SPA, the Company agreed to approve the continuing employment of Lexverify’s employees on substantially similar compensation and benefit terms to comparable team members of the Company, including equity participation opportunities.

The foregoing description of the SPA is intended to be a summary, and is qualified by reference to the full text of the SPA, filed as Exhibit 10.1 to this Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management, including, without limitation, the intended use of proceeds upon consummation of the Offering. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including, among other things, the Company’s ability to maintain its listing of Class A Common Stock on the Nasdaq Capital Market, and those risks that may be included in the periodic reports and other filings that the Company files from time to time with the SEC, which may cause the Company’s actual results, performance and achievements to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description
10.1+	Share Purchase Agreement between the Company and Lexverify Ltd dated February 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
+	Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules have been omitted from this document, and will be furnished on a supplemental basis to the Securities and Exchange Commission upon request.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T STAMP INC.

By:	/s/ Gareth Genner
Name: Gareth Genner
Title: Chief Executive Officer
Dated: March 5, 2026